Income Taxes - Schedule of Differences Between Income Taxes Computed at the Federal Statutory Rate and the Provision for Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Expected income tax benefit at the federal statutory rate	$ 16,913	$ 11,997	$ 6,572
State tax net of federal benefit	1,709	1,197	653
Stock-based compensation	(886)	(830)	(462)
Difference in foreign tax rates	289	27	(95)
Research and development credits	1,331	444	140
Valuation allowance for deferred tax assets	(16,839)	(12,367)	(6,959)
Expired state net operating losses	(1,880)
Other	(545)	(468)	151
Income tax benefit	$ 92